                                                                    EXHIBIT 10.7

                                                                    EXHIBIT 10.7


This is a fair and accurate English translation of a Spanish language document as required by Rule 306(a) Regulation S-T.



                                     /s/ JOSE TORRES
                                ----------------------------
                                Jose R. Torres
                                Vice President, Administration
                                and Chief Accounting Officer
                                IMPSAT Corporation

                                October 24, 1996


CONTRACT N degree C-0057-95
TITLE: AGREEMENT FOR THE SUBSCRIPTION TO SATELLITE SERVICES FOR THE PROVISION OF SERVICES WITH ADDED VALUE.

Between us, JULIO MOLANS GONZALEZ, adult, resident of Santa Fe de Bogota, identified by certificate of citizenship No1/-195.804 issued in Bogota, acting on behalf and as representative of the EMPRESA NACIONAL DE TELECOMUNICACIONES, party which henceforth will be called TELECOM, and JAIME ALBERTO PELAEZ ESPINOZA, adult, resident of Santa Fe de Bogota D.C., and identified by certificate of citizenship No71.595.742 issued in the City of Medellin, who is acting as the legal representative of IMPSAT S.A., which henceforth shall be named THE SUBSCRIBER, considering that: (a) TELECOM is the operator of telecommunications services; (b) TELECOM...[illegible]...operative of the INTERNATIONAL ORGANIZATION OF SATELLITE COMMUNICATIONS "INTELSAT", and as such, it is responsible operationally and financially before the organization of telecommunications by satellite for services rendered from the National Territory; (c) it is the [illegible] of TELECOM to render basic service of leasing air space, in agreement with the terms of the treaty from the INTERNATIONAL ORGANIZATION OF SATELLITE COMMUNICATIONS "INTELSAT", Law 54 from 1973; (d) "IMPSAT", by means of Resolution No3183 dated September 9, [illegible], issued by the Ministry of Communications, was granted this license for the provision of services with added value for national coverage and in connection with overseas, entitled Corporate Telecommunications Services and authorizes in principle, the use of ascending and descending ramps of the satellite segments whose services are coordinated by Colombia; (e) the parties declared that they count on the power and authority to celebrate this Agreement; (f) considering the aforementioned, the parties have agreed to [illegible] the Agreement contained in the following stipulations: FIRST:
OBJECTIVE.- By virtue of this agreement, TELECOM will lease to THE SUBSCRIBER, telecommunications services designated as basic satellite services, support for the provision of services with added value. The service will be provided by the use of Satellites 705, located at position 310 degrees East; [illegible] 41/41 (Technical Appendix 1) and 603, position 328.5 degree E (Technical Appendix 2) from the SATELLITE ORGANIZATION INTELSAT. The satellite services provided by virtue of this agreement are point to point or point multipoint for the exclusive use determined by the Law Decree 1900 from 1990 and Resolution
N degree 3183 dated September 9, 1991, issued by the Ministry of Communications.
SECOND: SERVICES ACROSS TERRESTRIAL STATIONS PROPERTY OF THE SUBSCRIBER.- TELECOM, but [illegible] for the provision of basic satellite services [illegible] the First Clause authorizes the SUBSCRIBER to route its





                                                [STAMP] IMPSAT, S.A.
                                                JAIME ALBERTO PELAEZ E.
                                                VICE-PRESIDENT FOR FINANCES AND
                                                ADMINISTRATION
traffic directly using the satellite capability assigned through the International Organization INTELSAT, to the station which has previously defined and informed TELECOM in order to [illegible] the service, which are duly identified in the Technical Annexes 1 and 2, an integral part of...[illegible]...THIRD: IDENTIFICATION CODE.- For the purposes of this agreement, TELECOM has assigned to the SUBSCRIBER the Service Account
Identification Code N degree..........  FOURTH:  TECHNICAL AND OPERATIONAL
CONDITIONS OF SERVICE.-THE SUBSCRIBER shall fulfill the operational and technical conditions established by the satellite services provided by TELECOM on behalf of INTELSAT and indicated in the general and specific rules contained in this Agreement, furthermore their responsibility extends to the instructions which were established about these aspects subsequent to the signing of this Agreement. TELECOM does not assume responsibility on behalf of THE SUBSCRIBER for interruptions of the spatial segment, except the same ones that INTELSAT has with TELECOM in reference to such an eventuality. FIFTH: APPENDICES.- Constitute an integral of this agreement...[illegible]...TECHNICAL APPENDICES 1 AND 2 and their international connector selected by the SUBSCRIBER, and the License for the Provision of Services for Added Value granted by the Ministry
of Communications to IMPSAT S.A.  SIXTH:  OBLIGATIONS TO THE PARTIES.-   A)
OBLIGATIONS TO THE SUBSCRIBER. In addition to the obligations that THE SUBSCRIBER acquires by virtue of the other clauses from the current Agreement there are also obligations to its commission: 1).- To guarantee the normal operation of the stations installed and their additional equipment by implementing the corresponding maintenance, under its exclusive responsibility, in addition to fulfilling the requirements and technical specifications demanded in this Agreement; 2).- To pay timely attention to the INTELSAT requirements requested through TELCOM in reference to adaptations, modifications or replacement of equipment or integral station parts. To this effect TELECOM will inform THE SUBSCRIBER of such requirements with due advance notice; 3).- To correct all that is indicated by TELECOM in matters which have given reason for observations on behalf of the TELECOM supervision; 4).- To pay on its own account and charge all the costs, damages, imposed fines by competent authority which may be caused by the wrongful use or utilization of the system and the equipment delivered. The wrongful usage of the system will consist, among others, in the provision of different telecommunications services from those for which are authorized and the unfulfillment of the other specific stipulations previously mentioned in the current Agreement; 5).- To give notice to TELECOM within a period no later than 24 hours about interferences caused by terrestrial microwave networks which property of TELECOM or not with the purpose of adopting corrective measures available to TELECOM;





                                                [STAMP] IMPSAT, S.A.
                                                JAIME ALBERTO PELAEZ E.
                                                VICE-PRESIDENT FOR FINANCES AND
                                                ADMINISTRATION

6). - To facilitate access to its facilities for the purpose of inspection, supervision, maintenance, and necessary modifications of the personnel designated by TELECOM, when on its own judgement, it is required by the capacity provided according to the Technical Appendices. In reference to the access to the IMPSAT S.A. facilities, the TELECOM personnel will present a memorandum wherein shall be listed the names and identification of functionaries designated for this purpose, who shall fulfill the general security conditions established by IMPSAT S.A. for such access; 7).- It is accepted by THE SUBSCRIBER that TELECOM may suspend the service when the requirements which were established are not fulfilled by the correct utilization of the service, without damage to the liability at the expense of THE SUBSCRIBER; 8).- Whenever the provision of service require corresponding resources from the local telephone system, THE SUBSCRIBER shall assume the attainment and the inherent costs that these will entail. Such resources will be delivered by TELECOM for its acceptance in agreement to the service rendered. B) TELECOM OBLIGATIONS.- In addition to the obligations foreseen in other clauses, TELECOM is obligated to: 1) Give notice to the Ministry of Communications when it is known that there are different terrestrial microwaves from those of TELECOM for the purpose of adopting the necessary corrective measures. 2) Pay attention to the requirements of THE SUBSCRIBER in order to maintain the normal function of service. C) TELECOM OBLIGATIONS WITH RESPECT TO THE SERVICE.- In relation to the service for which this Clause is written, TELECOM offers the following parameters about the quality of the same: Mean Time Between Failures (MTBF) two (2) months and Mean Time To Restore (MTTR) three (3) hours. TELECOM will not respond when failures originating from the INTELSAT system are presented, or by factors which effect the availability of circuits derived from nature, such as: sun spots, storms, hailstorms, heavy rains, and other natural phenomena which affect such availability. Neither will they respond to the failures presented in the equipment of property and/or systems operated by THE SUBSCRIBER, failures of energy shutoff in the facilities of THE SUBSCRIBER, nor to the interruptions presented annually in one week for a period of three (3) minutes due to solar radiation. TELECOM will not respond to the rate failures presented in the equipment at the launching of the system, nor to the failures occurring in the system managed by the connecting satellite in another country which hinders the normal operation of the service. SEVENTH: TARIF FOR SERVICES.- For the liquidation of the services provided by TELECOM, by virtue of this agreement, THE SUBSCRIBER accepts and states to know the current tariffs in effect (Financial Appendices 1 and 2) adopted by the Resolution of the TELECOM Board of Directors, by virtue of the authorization of the supervised freedom granted by the National Board of Tariffs





                                                [STAMP] IMPSAT, S.A.
                                                JAIME ALBERTO PELAEZ E.
                                                VICE-PRESIDENT FOR FINANCES AND
                                                ADMINISTRATION
through Resolution N degree JD 0056 dated February 27, 1992 and No 00010000-5567 dated June 26, 1992, which are appended to the current agreement and form an integral part of the same. In the event of tariff modification, THE SUBSCRIBER shall cancel the service at the tariff rate in effect on the date when the service was provided, and the new Resolution will be incorporated to this Agreement within the Financial Appendices 1 and 2. FIRST PARAGRAPH.- The tariff to be paid for services has been determined as a function of the term in the current Agreement. SECOND PARAGRAPH.- When the Connecting Satellite varies their tariffs for the use of Spatial Segment, TELECOM shall adjust the tariffs charged to the SUBSCRIBER according to the authorizations of the TELECOM Board of Directors or whoever is authorized. THIRD PARAGRAPH.- The tariffs are understood to be accepted by THE SUBSCRIBER, if the contents are not disputed in writing during the term indicated in the payment invoice. In the event that the corresponding invoice were disputed, and TELECOM partially agrees or not, the charge shall be advanced for the outstanding amount which is definitely determined at the expense of THE SUBSCRIBER upon resolution of the claim, in addition to the delay. TENTH: TERM OF THE AGREEMENT.- This agreement shall have a duration of 10 months and 16 days counting from the date of activation of the service, and from the 1st day of August, 1996 it shall have a term of one (1) year with automatic extensions up to ten (10) years according to the indicated in the Technical 1 and Financial 1 Appendix, for the leasing done over of Satellite 705; for the leasing of carriers by means of Satellite 603, the term shall be for one (1) year with automatic extensions up to three
(3) years; counting from the day of activation of the service, as it is indicated in the Technical 2 and Financial 2 Appendices. However, it could be completed before the term mentioned when unforeseeable circumstances of force majeure or fortuitous nature occur, which prevent the provision of service, in which case TELECOM shall not assume any liability on behalf of THE SUBSCRIBER. In the same manner, it could terminate in advance due to immutable causes for THE SUBSCRIBER, in which case the outstanding balance should be cancelled until the normal termination of the Agreement or in its absence, it may be taken by TELECOM from the guarantee. E).- The current agreement may also be terminated when the Ministry of Communications issues the Regulation for the use of the Spatial Segment in Colombia and the client assumes the commitments acquired with INTELSAT. ELEVENTH: SPECIAL CONDITIONS FOR THE PROVISIONS OF SERVICES.-
a) THE SUBSCRIBER is able to render only those communications services allowed by the Resolution 3183 dated September 9, 1991, issued by the Ministry of Communications; the relations with users and subscribers are its own exclusive responsibility. b) THE SUBSCRIBER shall not, under any





                                                [STAMP] IMPSAT, S.A.
                                                JAIME ALBERTO PELAEZ E.
                                                VICE-PRESIDENT FOR FINANCES AND
                                                ADMINISTRATION
circumstances, render basic services such as those defined by the Law Decree 1900, from 1990, by means of the facilities provided by TELECOM, or its own facilities, or using the transmission mode that TELECOM provides for satellite services. c) THE SUBSCRIBER is the only one authorized to use the spatial segment for the provision of services with added value, subject to the Resolution which granted the license. d) The serviced provided to THE SUBSCRIBER could be suspended without liability to TELECOM, in the following cases: By force majeure or fortuitous case, reasons of social or public order, request from INTELSAT or the International Connector, unfulfillment of payment, through interference from other communications networks duly authorized in the country, for technical reasons given by TELECOM, by order of the competent authority. e) THE SUBSCRIBER shall adjust the equipment on his property according to the technical specifications determined by TELECOM or INTELSAT.
It shall be liable for the radiation or interference of its system. 4) It is the direct responsibility of THE SUBSCRIBER [to regulate] the utilization, employmment, applications given to the adjudicated services, to its access points or to any other means of support. g) It is the responsibility of THE SUBSCRIBER to control access to its equipment and information management designated in U.S. Dollars, which shall be converted into legal Colombian currency at the representative market rate or to the rate which is currently in effect, according to the anticipated by competent authorities, on the day of invoicing. FOURTH PARAGRAPH.- The liquidation of the services to which this clause refers shall be made by accrued monthly periods, invoicing shall be sent out by TELECOM to the place(s) indicated in the Financial Appendices 1 and 2, by means of Invoices Receivables. The failure to receive Billing Invoices does not exempt THE SUBSCRIBER from payment for services. FIFTH PARAGRAPH.- In the event that an establishing act of a force majeure presents itself, which interrupts the provision of services, TELECOM shall not invoice for the time when there was no service due to a force majeure, as long as the interruption be longer than (1) one hour. SIXTH PARAGRAPH.- The tariffs established by TELECOM to THE SUBSCRIBER of the basic satellite services for the provision of services with value added are independent from those that THE SUBSCRIBER establishes for the final users of these last services. EIGHTH: VALUE.- The value of the present agreement is stipulated in the Financial Appendices 1 and 2, in U.S. Dollars, to be paid by monthly accruals, according to the procedure designated in the following clause. NINTH: FORM OF PAYMENT.- THE SUBSCRIBER compromises to pay satellite services, the object of the current Agreement, within the due date indicated on the invoice, according to the stipulted on the Financial Appendices 1 and 2, including the corresponding payments to the period of early activation of the





                                                [STAMP] IMPSAT, S.A.
                                                JAIME ALBERTO PELAEZ E.
                                                VICE-PRESIDENT FOR FINANCES AND
                                                ADMINISTRATION
service, prior to the signing of the present contract. TELECOM shall send the Invoice to THE SUBSCRIBER within the first five business days from the expiration month wherein the corresponding services were provided. FIRST
PARAGRAPH: The payment for the value of the services shall be made through the Banks, Savings and Loan Corporations, or at the Financial Institutions that TELECOM designates for such purpose. SECOND PARAGRAPH: When THE SUBSCRIBER does not make payment within the due date... [illegible]... the surcharge for delay shall be equal to the value of the past due invoice. The surcharge for delayed payment shall be the maximum established by the legal standards in effect. If THE SUBSCRIBER does not make the payment on the due date for the second invoice, TELECOM shall suspend the service to THE SUBSCRIBER and report such occurrence to INTELSAT so that the transmission of signals be suspended. The suspension of services shall be effective for a period of sixty (60) days counting from the date of the suspension order to THE SUBSCRIBER, [for] expired days, if the value of the Receivables Account has not been cancelled yet. TELECOM shall definitely cancel the service and shall make the established guarantee effective in order to protect the fulfillment of the agreement; if the amount of the guarantee were not sufficient to cover the outstanding balance and the accrued interests, TELECOM shall proceed for payment by legal means. THIRD PARAGRAPH: In the event of executive collection of the invoices before a competent judge...[illegible] for the service and the remaining expenses to be recorded in such document. The amount invoiced is received and transmitted; consequently, TELECOM does not assume responsibility for third party access to the equipment and information systems of the SUBSCRIBER, for wrongful or fraudulent acts which could allow such access, nor for "virus" or alterations to programs and applications of the same, or for violation to the right of privacy. h) THE SUBSCRIBER of the services provided by TELECOM, is the one directly responsible for the legality of the titles under which their equipment is used and for the information transmitted. i) THE SUBSCRIBER will be able to interconnect its network of added value to the public networks when it is necesary for the provision of the service of added value for which the license was granted by the Ministry of Communications. THE SUBSCRIBER shall not sublease capacity of spatial segment, which is for the EXCLUSIVE USE OF THE SUBSCRIBER. THE SUBSCRIBER shall not sublease to third parties the provision of services with added value, this means that the clients of THE SUBSCRIBER cannot render services with added value by means of the same satellite resource assigned to THE SUBSCRIBER for the provision of services which are the objective of this Agreement. j) THE SUBSCRIBER shall re-sell capacity of the spatial segment which is considered to be for the exclusive use of THE SUBSCRIBER.





                                                [STAMP] IMPSAT, S.A.
                                                JAIME ALBERTO PELAEZ E.
                                                VICE-PRESIDENT FOR FINANCES AND
                                                ADMINISTRATION

                            TECHNICAL APPENDIX 1


SUBSCRIBER:                            IMPSAT S.A.

ACCOUNT FOR SERVICES:

OBJECTIVE:                             Provision of basic satellite
                                       services support for the
                                       provision of services with
                                       added value

CITY AND DATE:                         Santafe de Bogota


                                SEGMENT USED
                          IN INTELSAT SATELLITE 705
                POSITION 310oE - NOT SUBJECT TO INTERRUPTION


=======================================================================================
     ACTIVATION        TOTAL BANDWIDTH LEASED TO        BANDWIDTH FOR IMPSAT COLOMBIA
       PERIOD                  INTELSAT
---------------------------------------------------------------------------------------
     Sept-15-95                   13                                  9
---------------------------------------------------------------------------------------
     Oct-01-95                    16                                  10
---------------------------------------------------------------------------------------
     Nov-01-95                    17                                  11
---------------------------------------------------------------------------------------
     Dec-01-95                    20                                  12
---------------------------------------------------------------------------------------
     Jan-01-96                    22                                  13
---------------------------------------------------------------------------------------
     Feb-01-96                    36                                  24
---------------------------------------------------------------------------------------
     Mar-01-96                    36                                  24
---------------------------------------------------------------------------------------
     Apr-01-96                    36                                  24
---------------------------------------------------------------------------------------
     May-01-96                    36                                  24
---------------------------------------------------------------------------------------
     June-01-96                   36                                  24
---------------------------------------------------------------------------------------
     July-01-96                   36                                  24
---------------------------------------------------------------------------------------
   From August 1,                 43                                  31
    1996 to July
      31, 2006
=======================================================================================


FOR TELECOM                            FOR IMPSAT

                                       /s/
JULIO MOLANO GONZALEZ                  JAIME ALBERTO PELAEZ ESPINOZA
President                              Legal Representative





                                                [STAMP] IMPSAT, S.A.
                                                JAIME ALBERTO PELAEZ E.
                                                VICE-PRESIDENT FOR FINANCES AND
                                                ADMINISTRATION

k) TELECOM does not assume any responsibility on behalf of the THE SUBSCRIBER for interruptions of the spatial segment, except for the same that INTELSAT has for TELECOM, in reference to such an eventuality. l) Modifications or change of equipment of its property and other technical specifications which affect the system must be reported to TELECOM for approval. m) If in the opinion of the Ministry of Communications, the subscriber provides non-authorized services, these shall be cause for termination of the subscription by immutable cause of THE SUBSCRIBER, without liability to TELECOM. FIRST PARAGRAPH:
COMPENSATIONS IN SE OF INTERRUPTION.- In the event of interruption of the availability of the assigned capacity which lasts more than one hour and which was caused attributed to the spatial segment, as determined by INTELSAT, TELECOM shall credit THE SUBSCRIBER an amount equal in proportion to the amount credited by INTELSAT to TELECOM, for this interruption. During a ceased interruption for the assigned availability lasting more than one hour, and which was caused by failures not originating from a force majeure in the TELECOM equipment, as determined by TELECOM, the latter will credit THE SUBSCRIBER an amount proportional to the invoiced charges, calculated in multiples of one hour or fractions thereof. TELECOM shall not allow any discount in the event of interruption of the service caused directly or indirectly by the action or omission of THE SUBSCRIBER or any of its clients or employees. Neither shall it grant any discount for interruptions of one hour or less than one hour for the assigned capacity, given that will not credit TELECOM any amount to TELECOM for interruptions for this length of time.
SECOND PARAGRAPH: For whatever type of interruption in the availability of the capacity assigned that, according what is determined by INTELSAT is chargeable to spatial segment, TELECOM shall coordinate with INTELSAT the necessary actions, leading to the re-instatement of service in the least time posible. However, when interruption of service occurs by means of interruption of the assigned capacity to TELECOM that: as determined by INTELSAT, is chargeable to the spatial segment (according to the definition in the agreement of INTELSAT) and exceeding thirty (30) days, without being able to re-instate service using a SUBSTITUTE SATELLITE, TELECOM and THE SUBSCRIBER may terminate this agreement without any charge to the parties. With the exception of the agreed compensations by the interruption cases and described previously, TELECOM shall not be responsible for losses or damages occurring as a result of of interruption in the availability of the assigned capacity, whatever may be the cause, in agreement to the determinations by INTELSAT. TWELFTH: INSPECTION AND SUPERVISION.- TELECOM will reserve the right to inspect the installations of THE SUBSCRIBER directly, at any moment in order to verify that it is fulfilling the dispositions of this Agreement, as well as to





                                                [STAMP] IMPSAT, S.A.
                                                JAIME ALBERTO PELAEZ E.
                                                VICE-PRESIDENT FOR FINANCES AND
                                                ADMINISTRATION
determine the correct functioning of the equipment. In the same manner, TELECOM may implement the supervision of the system, monitoring the signals in radio frequency, intermediate frequencies, and in [illegible] band or other adequate techniques for this. FIRST PARAGRAPH: TELECOM guarantees the confidentiality of the information in reference to the supervision of labor, in as far as the latter does not allow to identify the content of the same.
SECOND PARAGRAPH: If based upon the supervision of labor an abnormal operation of the equipment used by THE SUBSCRIBER is detected which would affect adversely the operation of the TELECOM public service or other administrations, or a violation of some established restriction in the current Contract is detected, TELECOM Vice-Presidency for Long-Distance, will order the correction of the existing failure during the period indicated to be in effect; or if not corrected during that period, will order the immediate suspension of the service, until the service be corrected. If the non-compliance persists, TELECOM will cancel the Agreement, shall make efective the outstanding amount until the termination of the same, which will be taken from the Compliance Policy and shall implement payments for damages caused by THE SUBSCRIBER.
THIRTEENTH: FORCE MAJEURE.- None of the parties shall be liable to the other for the loss or damage of the good delivered, neither by delay, nor non-compliance of the obligations stipulated herewith, whenever this loss or non-compliance be caused by unforeseen events beyond their control, including but not limited to: war or threat thereof, blockade, revolution, invasion, insurrection, demonstration, civil unrest, riots, terrorist activity, sabotage, embargo, boycott, strikes affecting third parties, abnormal climate, closures, floods, fires, earthquakes, spread of disease, medical inspection, damage due to malice, or use of military power. In the event that a force majeure delays or temporarily suspends the provision of services on behalf of TELECOM, the terms established in the Agreement, according to the case, shall be adjusted in accordance, by means of a mutual agreement of the parties. FOURTEENTH:
RESPONSIBILITY.- In the event that civil liability is attributed, due to non-compliance, delayed or unsatisfactory compliance of any of the aplications derived from this Agreement, the same shall be understood to be limited in a precise manner, to the amount of emerging damage demonstrated effectively by the claimant. FIFTEENTH: GUARANTEE.-- In order to guarantee the fulfillment of the obligations in which THE SUBSCRIBER engages, in virtue of the current Agreement, and/or with the purpose of covering the penal clause, THE SUBSCRIBER agrees withing the following 5 days to sign the current document, a Policy in favor of TELECOM, which is obligated to be maintained in force until the liquidation of the SUBSCRIPTION and the extension of its effects. The initial term shall be of one (1)





                                                [STAMP] IMPSAT, S.A.
                                                JAIME ALBERTO PELAEZ E.
                                                VICE-PRESIDENT FOR FINANCES AND
                                                ADMINISTRATION
year, but should be renewed for equal periods of (3) three months before its expiration; in order to cover the entire validity of this SUBSCRIPTION. The Policy shall be issued by an Insurance Company and Banking Entity legally authorized to function in Colombia, whose amount will be equivalent to twenty (20%) for [illegible] the value of the SUBSCRIPTION on that year, cost value to be estimated in the Financial Appendix. If the contractor postpones the guarantee, sanctions shall be applied which due to the non-compliance of the obligations fulfills this SUBSCRIPTION. PARAGRAPH. For the establishment of this guarantee, the secured amount shall be determined in Colombian Pesos at the rate of exchange in effect on the date of its constitution. SIXTEENTH:
PENAL CLAUSE.- In the event of non-compliance of the obligations which, in virtue of the current agrement, THE SUBSCRIBER acquires, the former will charge a penalty to TELECOM for an amount equivalent to (illegible) the value of the Agreement. The value of the Penal Clause shall be taken directly from the settlements which TELECOM could [illegible] THE SUBSCRIBER [illegible]for the Guarantee Policy for Compliance. If this were not possible, it will be made effective by legal means. SEVENTEENTH: GENERAL ASSIGNMENT IN FAVOR OF THE CONTRACT.-THE SUBSCRIBER shall not transfer the rights and obligations of this Agreement wihout prior expressed written authorization from TELECOM.
EIGHTEENTH: VALIDITY.-  The current Agreement is undestood to be in effect as of the date it is signed, on the...........day of ............in the year 1993 and for the term established on the TENTH CLAUSE, about the DURATION of the Agreement. NINETEENTH: PUBLICATION AND REVENUE STAMP.- For the legalization of the present agreement, it is required that it be published in the Official Journal of Public Contracts according to the established in Article 60 of the Law 190/95, the cost is at the expense of THE SUBSCRIBER. And of the Revenue Stamp payment, at the expense of THE SUBSCRIBER who [illegible] to cancel within ten (10) days following the signing of the current Agreement. For the record, it is signed in Santa Fe de Bogota, D.C., on the.............day in the
month of............. in the year 1995.  [STAMPED] DECEMBER 26, 1995

FOR TELECOM                            FOR THE SUBSCRIBER

/s/ JULIO MOLANO GONZALEZ              /s/ JAIME ALBERTO PELAEZ ESPINOZA
President                              Legal Representative





                                       [STAMP] IMPSAT, S.A.
                                       JAIME ALBERTO PELAEZ E.
                                       VICE-PRESIDENT FOR FINANCES AND
                                       ADMINISTRATION

                             FINANCIAL APPENDIX 1


SUBSCRIBER:                            IMPSAT S.A.

ACCOUNT FOR SERVICES:

OBJECTIVE:                             Provision of basic satellite
                                       services support for the
                                       provision of services with
                                       added value

CITY AND DATE:                         Santafe de Bogota


SITE OF BILLING:                       Diagonal 128 No. 67-19 Santafe
                                       de Bogota

                                 SEGMENT USED
                          IN INTELSAT SATELLITE 705
                 POSITION 310oE - NOT SUBJECT TO INTERRUPTION


=================================================================
    ACTIVATION    TOTAL BANDWIDTH   BANDWIDTH FOR
      PERIOD         LEASED TO     IMPSAT COLOMBIA
                      INTELSAT
-----------------------------------------------------------------

-----------------------------------------------------------------
    Sept-15-95           13               9            $ 15,912
-----------------------------------------------------------------
    Oct-01-95            15               10           $ 33,146
-----------------------------------------------------------------
    Nov-01-95            17               11           $ 36,461
-----------------------------------------------------------------
    Dec-01-95            20               12           $ 38,020
-----------------------------------------------------------------
    Jan-01-96            22               13           $ 41,189
-----------------------------------------------------------------
    Feb-01-96            36               24           $ 70,200
-----------------------------------------------------------------
    Mar-01-96            36               24           $ 70,200
-----------------------------------------------------------------
    Apr-01-96            36               24           $ 70,200
-----------------------------------------------------------------
    May-01-96            36               24           $ 70,200
-----------------------------------------------------------------
    June-01-96           36               24           $ 70,200
-----------------------------------------------------------------
    July-01-96           36               24           $ 70,200
-----------------------------------------------------------------
  From August 1,         43               31           $ 90,675
   1996 to July
     31, 1997
-----------------------------------------------------------------
  From August 97         43               31           $100,758
   to Feb 15 of
       2005
=================================================================




                                                [STAMP] IMPSAT, S.A.
                                                JAIME ALBERTO PELAEZ E.
                                                VICE-PRESIDENT FOR FINANCES AND
                                                ADMINISTRATION

NOTE : THESE TARIFFS DO NOT INCLUDE THE VALUE ADDED TAX.

FOR TELECOM                            FOR IMPSAT

                                       /s/ JAIME ALBERTO PELAEZ ESPINOZA
                                       ---------------------------------
JULIO MOLANO GONZALEZ                  JAIME ALBERTO PELAEZ ESPINOZA
President                              Legal Representative
DUE TO THE RESERVE GUARANTEED BY IMSAT OF COLOMBIA INSTITUTED AS OF SEPTEMBER 15 OF 1995, THE CLIENT WILL SETTLE WITH TELECOM THE CORRESPONDING VALUE OF THE RENTAL AS OF THAT DATE.

FOR THE PERIOD INCLUDED BETWEEN SEPTEMBER 15, 1995 UP TO JULY 31, 1997 THE CLIENT HAS A TEN (10) PERCENT DISCOUNT, WHICH IS ALREADY INCLUDED IN THE TARIFF INDICATED BY THE PERIOD IN THE FINANCIAL APPENDIX 1.

AS OF AUGUST 1, 1996, THE RENTAL IS AGREED FOR A 10-YEAR TERM ACCORDING TO THE BANDWIDTHS INDICATED ON THE TABLE FOR THE TECHNICAL 1 AND FINANCIAL 1 APPENDICES.

The provision of service in the form indicated on the previous table will depend on the availability of the satellite.


The client will pay once the sum of US$500 for the coordination of the tests for the terrestial transmiting stations which require total testing and there will not be charges for the transmiting stations which have been approved by type at INTELSAT.



FOR TELECOM                            FOR IMPSAT S.A.


JULIO MOLANO GONZALEZ                  /s/ JAIME ALBERTO PELAEZ ESPINOZA
President                              Legal Representative

                             TECHNICAL APPENDIX 2

SUBSCRIBER :              IMPSAT S.A.

ACCOUNT FOR SERVICES :

OBJECT :                  Provision of basic satellite services
                          support for the provision of added value services.

CITY AND DATE :  Santafe de Bogota

                             CARRIER 1                         CARRIER 2

SATELLITE CONNECTOR:         INTELSAT                          INTELSAT

SATELLITE :                  332.5                             332.5

BAND :                       C                                 C

TERRESTRIAL STATION IN COLOMBIA : BOG18F1                        CAL104F1

TERRESTRIAL REMOTE STATION      : SCANZANO 1A

CITY AND COUNTRY OVERSEAS       : ROME-ITALY                   SANTIAGO-CHILE

VELOCITY OF THE CARRIER         : 128 KBPS + 192
                                      KBPS                     128 KBPS

FEC USED                        : 1/2                          1/2

TYPE OF MODULATION              : QPSK                         QPSK




FOR TELECOM                     FOR IMPSAT S.A.

/s/                             /s/

JULIO MOLANO GONZALEZ           JAIME ALBERTO PELAEZ ESPINOZA
President                       Legal representative

                              FINANCIAL INDEX 2


SUBSCRIBER :              IMPSAT S.A.


ACCOUNT FOR SERVICES :

OBJECT           :        Provision of basic satellite services
                          support for the provision of added value services.

TERMS OF THE RENTAL :     3 Years.

CITY AND DATE :           Santafe de Bogota

SITE OF BILLING :         Diagonal 126 No 67-19 Santafe de Bogota

The subscriber must pay the following charges to TELECOM.

CONNECTION FEE : US $ 500 for each terrestrial station transmiting not approved by type and having no charges for transmiting stations approved by type, nor for reception stations.

MONTHLY FEE    : INTELSAT satellite connection, service with uninterrupted capabilities, Band C, full duplex, full-time.

FOR THE CARRIER OF 182 KBPS IN THE TRAJECTORY OF BOGOTA-ROME : Half orbit Colombia side.

IT IS : TWO THOUSAND THREE HUNDRED AND THIRTY FOUR DOLLARS AND 15/100
        US$ 2334.15

FOR A CARRIER OF 128 KBPS IN THE TRAJECTORY OF BOGOTA-ROME:Half orbit on Colombia side.

IT IS : ONE THOUSAND FIVE HUNDRED FIFTY SIX DOLLARS AND 10/100
        US$ 1556.10

FOR A CARRIER OF 128 KBPS IN THE TRAJECTORY OF BOGOTA-SANTIAGO: Half orbit on Colombia side.

IT IS : ONE THOUSAND FIVE HUNDRED AND FIFTY-SIX DOLLARS AND 10/100
        US$ 1556.10

TOTAL MONTHLY FIXED CHARGES : FIVE THOUSAND FOUR HUNDRED AND FORTY-SIX DOLLARS
                              US$ 5446.00

NOTE 1 : THE CARRIER OF THE 128 KBPS WILL BE CANCELLED AT THE REQUEST OF THE CLIENT ONCE THE 192 KBPS CARRIER IS ACTIVATED.

NOTE 2 : THESE FEES DO NOT INCLUDE THE VALUE ADDED TAX.



FOR TELECOM                            FOR IMPSAT S.A.

/s/                                    /s/
JULIO MOLANO GONZALEZ                  JAIME ALBERTO PELEAZ ESPINOZA
President                              Legal Representative